Nuveen Exchange-Traded Funds

Providing tax-free income to help you live your dreams.

NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC.
NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND

ANNUAL REPORT/AUGUST 31, 1995
Photographic image of man seated at breakfast table with wife standing behind him.

Photographic image of Nuveen Research Department. Four people around a table working.

Research: a foundation

Your financial plan is in place. You and your adviser have made asset allocation decisions. For the tax-free portion of your portfolio, you want dependable income, safety of principal, and diversification. Solid, reliable Nuveen research helps to keep your tax-free investments on the path you have chosen.

Paul Williams, Vice President and Manager of Investment Strategies and Research, emphasizes fundamental research as a strategy for finding value.

The strength of Nuveen's Research Department is illustrated by the numerous awards and press coverage we receive. Annual industry polls consistently recognize the quality and depth of Nuveen Research.
Photographic image of a grouping of awards/statuettes.
At Nuveen, we believe that attention to detail combined with years of experience is the foundation for sound research. Sound research means finding quality bonds that deliver timely and dependable income over many decades. Beyond this, it means adding value by identifying bonds whose credit strengths are not yet understood by the market.

USING RESEARCH TO TRACK QUALITY AND VALUE
With tens of thousands of bonds available for investment today, the municipal market is one of the nation's largest--and most complex--securities markets. At the same time, the number of analysts devoted to researching the municipal market is comparatively small. While more than 12,000 analysts at nearly 2,000 firms and investment organizations research the 7,500 common stocks available in the equity market, approximately 1,000 analysts at 400 firms and rating agencies cover 60,000 municipal bond issues.
  Selecting those bonds that will outperform the market and help you achieve your investment goals depends upon an ability to analyze and understand complexities ranging from the demand for a new highway or airport to the impact of an industry closure on the financial position of a town's water and sewer system.
  At Nuveen, we can provide this depth because we have the largest research staff in the investment banking industry devoted exclusively to the analysis of municipal bonds. Our award-winning team of more than 30 research professionals provides invaluable support to our portfolio managers, assisting them in careful analysis of bond issues considered for purchase--even those rated AAA.
  On a daily basis, our research analysts prepare credit reviews to assist in the selection of bonds that offer the best combination of yield and security, monitor the continued creditworthiness of portfolio holdings, and analyze economic, political, and demographic trends affecting the markets.
  The scope of this analysis is broad. We understand the beneficial insights that can be obtained by assessing the impact of local elections in small towns or gaining an understanding of the global wood pulp market to accurately evaluate a municipal issue in Alaska. Recently a financial adviser noticed a large number of clippings on salmon fishing on one Nuveen analyst's desk. The analyst explained that the articles provided information on salmon spawning, a conservation issue having a major impact on public hydroelectric projects in the Pacific Northwest. With the largest research staff in the industry, we can analyze subtle but essential details such as this--and apply our findings to enhance the performance of your portfolio.

BENEFITING OUR INVESTORS
The Nuveen Research Department supports the investment goals of fund investors through three major activities:

Primary research and surveillance

Every year, our research staff reviews thousands of tax-exempt issues valued at more than $100 billion to help our portfolio managers select the most appropriate bonds based on current yield, price, credit quality, and future prospects.
  A recent example of the way Nuveen Research benefits our shareholders was our successful investment in Philadelphia water and sewer bonds. When the city decided to issue bonds to fund badly needed capital improvements, the city's fiscal difficulties resulted in an issue that was priced below that of other cities for similar bonds, generating higher income. However, Nuveen's own research performed independently from the rating agencies indicated that the city water and sewer system was economically sound and that adequate legal safeguards would be in place to protect the investment. Following the completion of the improvements, the prices of these bonds resulted in a sizable portfolio gain to our shareholders.

Research reports

Just as you rely on your financial adviser for seasoned, prudent advice, financial advisers depend on Nuveen's research reports to keep current on market developments. Reports cover issues ranging from credit analysis of specific states to comprehensive examinations of tax-free investment strategies and the impact of national and state elections on municipal issues. (For a list of research reports currently available to you and your adviser, please refer to the attached reply card.)

Investor interests

We take our responsibility to our shareholders seriously by actively representing their interests before the industry and government groups that oversee and regulate the markets. We testified before a U.S. Senate subcommittee to support better disclosure of financial information by bond issuers. Our analysis of the effect of the Orange County bankruptcy on other California issuers helped a California Senate subcommittee understand the importance of fiscal conservatism and prudent policy decisions. By providing informed opinions backed by years of experience, we help to define and set policy that benefits you.
  At Nuveen, quality research is one of the core elements of our disciplined approach to providing you with dependable income, credit quality, and diversification--key elements of a successful investment program.

Nuveen's research reports are often used by the press as background when covering the municipal market in depth.
Photographic image of a grouping of research reports and newspapers.

Photographic image of man seated at breakfast table with wife standing behind him.
          CONTENTS

     6    Municipal market perspective
     7    Dear shareholder
     9    Answering your questions
     13   Fund performance
     15   Commonly used terms
     17   Portfolio of investments
     25   Statement of net assets
     26   Statement of operations
     27   Statement of changes in net assets
     29   Notes to financial statements
     38   Financial highlights
     40   Report of independent auditors
     41   Nuveen Exchange-Traded Funds
          dividend reinvestment program

Municipal market perspective

The start of 1995 brought with it a turnaround in the bond market, concluding one of the worst periods in recent bond market history. This rebound reflects a general consensus that the pace of the economy may be back on track, following the efforts of the Federal Reserve Board to control inflation through an unprecedented series of seven interest rate hikes over a twelve-month period.

In early July, the Federal Reserve reacted to the slowing economy by making a much-anticipated move to ease the short-term rate, the first such reduction in nearly three years. Subsequent meetings of the Fed's Open Market Committee, which controls interest rate decisions, have not resulted in further rate cuts.

In the municipal bond market, prospects of another Fed easing and solid yields helped municipals gain momentum, despite an exceptionally strong stock market and continued debate about potential tax reform legislation. Economic indicators and technical issues point to the continuation of a favorable climate for these bonds in coming months.

Dear shareholder

Photographic image of Richard Franke, Chairman of Nuveen.

"Over time, municipal bonds have proven to be a valuable and dependable component of successful investment programs."

Since the beginning of 1995, we have enjoyed a welcome rebound in the bond markets, as we put 1994--a dismal period in bond market history--behind us. This year serves as a reminder that weathering the ups and downs of the market is a normal part of the investment process. It helps to put things in perspective if we remember one of the basic principles of investing: A financial plan that focuses on your long-term goals minimizes the impact of any short-term market volatility.
  Municipal bond funds continue to be one of the best ways to invest for the long term, offering diversification across market sectors and steady income. Throughout this period, we have kept our sights focused on successfully meeting these objectives, providing you with a source of stable current income, credit quality, and enhanced share price relative to the market as a whole.
  As of August 31, 1995, current yields on share prices for the funds covered in this report ranged from 6.16% to 6.87%. To match these yields, an investor in the 42.5% combined California and federal income tax bracket would have had to earn at least 10.71% on taxable equivalents. As we all know, taxable yields of this level are difficult to achieve in today's markets.
  Each of the funds shown in this report also posted gains in net asset value over August 31, 1994. The 12-month total returns on net asset value, reflecting share price gains plus reinvested dividend income, were impressive, ranging from 8.80% to 11.68%, which translates to 13.51% to 16.27% on a tax-equivalent basis. These performance results remind us of the important role that municipal bonds--and the tax-free income they provide--can play as part of an investment strategy focused on diversification and long-term performance. Over time, municipal bonds have proven to be a valuable and dependable component of successful investment programs.

  The value and dependability of your municipal bond investments are enhanced by the fact that you have chosen tax-free exchange-traded funds managed by Nuveen. We offer a combination of professional management, award-winning research, and shareholder service that distinguishes Nuveen as a fund manager.
  We use a disciplined approach to security selection and portfolio construction designed to deliver above-market performance by emphasizing securities that are underpriced or undervalued by the market. This approach is supported by the strength of Nuveen Research, which provides the insights and experience to assist portfolio managers in identifying and selecting bonds with strong credit quality. Our research professionals continually monitor the value of all our holdings in order to alert portfolio managers of changes that will affect quality.
  Nuveen also prides itself on its superior service to shareholders. Through annual and semiannual reports, regular statements, and our toll-free information lines, our communication programs help us stay in touch with your needs and concerns. We also provide support to financial advisers across the nation by supplying them with the information they need to answer your questions and ensure that products are selected to meet your needs.
  As you review the following pages detailing the performance of your fund, I hope you come away with the feeling that these results, coupled with Nuveen's continued pledge of superior service, add up to a rewarding investing experience. We look forward to serving your tax-free investment needs in the future.

Sincerely,

Richard J. Franke
Chairman of the Board
October 16, 1995

Answering your questions

Photographic image of montage of letters received by Nuveen.

Tom Spalding, head of Nuveen's portfolio management team, offers insights into our approach to fund management and the outlook for Nuveen's Exchange-Traded Funds

What does Nuveen mean by "value investing"?

At Nuveen, we define value investing as a disciplined approach to security selection and portfolio construction designed to deliver above-market performance by emphasizing securities that are underpriced or undervalued by the market. Our value investing approach avoids predictions about the direction of the markets or the economy in general, concentrating instead on identifying individual bonds with current yields, prices, credit quality, and future prospects that are exceptionally attractive in relation to other bonds in the market.
  While the concept sounds simple, successful value investing must be based on sound research that supports the selection of quality bonds. It also requires an ability to recognize value by gaining insights into individual issuers as well as specific bonds--information that often goes beyond that which is readily available to the market in general. Having the largest research staff in the investment management industry dedicated exclusively to gathering this type of information on municipal bonds is reflected in the long-term results of our value investing approach.
  We believe that value investing gives us an important edge in the management of municipal bond funds, an edge that translates to helping you meet your goals and expectations.
How does the work done by Nuveen's Research Department help support the value of my funds?
At Nuveen, we believe that attention to detail combined with years of experience is the foundation for sound research. And sound research is one of the core elements of our disciplined approach to providing you with dependable income, credit quality, and diversification--key elements of a successful fixed income investment program.
  Our award-winning team of more than 30 research professionals provides invaluable support to our portfolio managers, assisting them in careful analysis of bond issues considered for purchase--even those rated AAA by the rating agencies.
  On a daily basis, our research analysts prepare credit reviews to assist in the selection of bonds that offer the best combination of yield and security, monitor the continued creditworthiness of portfolio holdings, and analyze economic, political, and demographic trends affecting the markets. This daily surveillance of events and trends in the credit markets assists us in monitoring the underlying value of our holdings.
  This combination of in depth research and review helps your tax-free municipal investments to meet your expectations for dependable income and credit safety.

What impact have interest rates had on bond portfolios?

Between February 1994 and February 1995, the Federal Reserve Board moved an unprecedented seven times to raise short-term interest rates. Board chairman Greenspan justified the hikes in short-term rates on the basis that the increases would cause the economy to slow enough in the future to relieve any inflationary pressures and avoid a significant increase in the rate of inflation. These increases in short-term rates reduced demand for long-term bonds, which had the complementary effects of lowering bond prices and raising bond yields.
  On July 6, 1995, after much anticipation, the Federal Reserve Board cautiously declared victory for this policy, making its first move to ease rates in nearly three years. Long-term bond yields had already fallen substantially, in anticipation of the Fed's move. In subsequent meetings, the Fed has held off on any further action, sending the message that it believes the economy is on the right track.
Photographic image of Tom Spalding, Portfolio Manager at Nuveen.

Tom Spalding, head of Nuveen's portfolio management team, answers investors' questions on developments in the municipal market.

What is the current outlook for municipal bonds?

With the rebound in the bond market at the beginning of 1995 and some consensus that inflation is under control, economic indicators are favorable for municipal bonds. Technical issues also point to a more favorable climate.
  One technical issue that affects bond prices is the supply and demand situation. While supplies of municipal bonds had been lagging over the past few quarters, new issue supply rose sharply in the second quarter of 1995. Demand, however, has been somewhat subdued by extraordinary market volatility over the past 18 months and by the mounting discussion of the ramifications of proposed reforms in the federal tax laws.
  We anticipate that demand will gain strength over time based on the fact that municipal bonds continue to be a fundamentally sound and attractive investment option, offering one of the few remaining tax-advantaged alternatives. Once investors are more confident that the interest rate environment has stabilized, we expect to see the demand for municipal investments resume its long-term upward trend.

NUVEEN INSURED CALIFORNIA PREMIUM
INCOME MUNICIPAL FUND, INC.
NPC
While dividend income remained attractive compared with other funds, the dividend was reduced during the 12 months because older, higher coupon bonds were called and replaced with today's lower-yielding bonds.
12 MONTH DIVIDEND HISTORY
Date      Monthly Dividends  Supplemental Dividends    Capital Gains
9/94      $0.0715
10/94     $0.0715
11/94     $0.0715
12/94     $0.0715
1/95      $0.0715
2/95      $0.0675
3/95      $0.0675
4/95      $0.0675
5/95      $0.0675
6/95      $0.0675
7/95      $0.0675
8/95      $0.0655
FUND HIGHLIGHTS 8/31/95
Yield                                                   6.16%
Taxable-equivalent yield                               10.71%
Annual total return on NAV                             11.68%
Taxable-equivalent total return                        16.27%
Combined state and federal tax rate                    42.50%
Share price                                            $12.75
NAV                                                    $14.41

The price, net asset value and dividend history used in this chart constitute past performance and do not necessarily predict the future price, net asset value or dividends of the Fund or of any other Nuveen Fund.

NUVEEN INSURED CALIFORNIA PREMIUM
INCOME MUNICIPAL FUND 2, INC.
NCL
As older, higher coupon bonds were called and replaced with today's lower-yielding bonds, the Fund's dividend was adjusted to reflect reduced earnings.
12 MONTH DIVIDEND HISTORY
Date      Monthly Dividends  Supplemental Dividends    Capital Gains
9/94      $0.0670
10/94     $0.0670
11/94     $0.0670
12/94     $0.0670
1/95      $0.0670
2/95      $0.0650
3/95      $0.0650
4/95      $0.0650
5/95      $0.0650
6/95      $0.0650
7/95      $0.0650
8/95      $0.0620
FUND HIGHLIGHTS 8/31/95
Yield                                                  6.47%
Taxable-equivalent yield                               11.25%
Annual total return on NAV                              8.80%
Taxable-equivalent total return                        13.51%
Combined state and federal tax rate                    42.50%
Share price                                            $11.50
NAV                                                    $13.01

The price, net asset value and dividend history used in this chart constitute past performance and do not necessarily predict the future price, net asset value or dividends of the Fund or of any other Nuveen Fund.

NUVEEN CALIFORNIA PREMIUM
INCOME MUNICIPAL FUND
NCU
The Fund's monthly dividend was adjusted in May to more closely reflect the current earnings of the Fund. Shareholders enjoyed more than eight months of steady dividends at the previous level.
12 MONTH DIVIDEND HISTORY
Date      Monthly Dividends  Supplemental Dividends    Capital Gains
9/94      $0.0650
10/94     $0.0650
11/94     $0.0650
12/94     $0.0650
1/95      $0.0650
2/95      $0.0650
3/95      $0.0650
4/95      $0.0650
5/95      $0.0615
6/95      $0.0615
7/95      $0.0615
8/95      $0.0615
FUND HIGHLIGHTS 8/31/95
Yield                                                   6.87%
Taxable-equivalent yield                               11.95%
Annual total return on NAV                             10.53%
Taxable-equivalent total return                        15.40%
Combined state and federal tax rate                    42.50%
Share price                                            $10.75
NAV                                                    $12.43

The price, net asset value and dividend history used in this chart constitute past performance and do not necessarily predict the future price, net asset value or dividends of the Fund or of any other Nuveen Fund.

Commonly used terms

Yield
An exchange-traded fund's annualized monthly dividend on a given date (in the case of this report, August 31, 1995) divided by its closing price per share on that date.

Taxable equivalent yield
The return an investor subject to a given federal and state income tax rate would need to obtain from a fully taxable investment to equal the fund's stated annualized yield on share price. In this report, the combined tax rate is assumed to be 42.5% for California shareholders, based on incomes of $117,950-$256,500 for investors filing singly, $143,600-$256,500 for those filing jointly.

Net Asset Value (NAV)
The market value of all securities and other assets held by an exchange-traded fund, minus any liabilities. The NAV per share is the fund's net assets, less the value of its preferred shares, divided by the total number of common shares outstanding.

Total return on NAV
The percentage change in a fund's NAV per common share for a given period, assuming reinvestment of all dividends and capital gains distributions, if any.

Taxable equivalent total return
The total return an investor subject to a given state and federal income tax rate would need to obtain from a fully taxable investment to equal the Fund's stated total return on NAV.

Leverage
A technique used to enhance the income produced for common shareholders by a long-term municipal bond fund through the issuance of short-term preferred shares. The proceeds from the sale of the preferred shares can be used to purchase additional long-term bonds, thus increasing the portfolio's income stream. Changes in net asset value per share, both up and down, are also magnified by leverage.

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended August 31, 1995. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

PORTFOLIO OF INVESTMENTS

NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. (NPC)
Nuveen Exchange-Traded Funds Annual Report  August 31, 1995
PRINCIPAL                                                                                  OPT. CALL                        MARKET
AMOUNT              DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
   $  3,725,000     California Housing Finance Agency, Multi-Unit
                         Rental, Alternative Minimum Tax, 6.625%, 2/01/24                2/03 at 102             A1   $  3,783,296
      4,000,000     California Pollution Control Finance Authority
                         (Southern California Edison Company), Alternative
                         Minimum Tax, 6.400%, 12/01/24                                  12/02 at 102            Aaa      4,058,000
      4,000,000     California Statewide Community Development
                         Authority (Sutter Health), 6.125%, 8/15/22                      8/02 at 102            Aaa      4,012,120
      4,000,000     Chula Vista (San Diego Gas and Electric Company),
                         Alternative Minimum Tax, 6.400%, 12/01/27                      12/02 at 102             A1      4,027,200
      2,000,000     Cucamonga County Water District, Certificates of
                         Participation, 6.300%, 9/01/12                                  9/01 at 102            Aaa      2,064,560
      3,000,000     Culver City Redevelopment Finance Authority, Tax
                         Allocation, 4.600%, 11/01/20                                   11/03 at 102            Aaa      2,431,230
      6,000,000     Huntington Park Redevelopment Agency, Single
                         Family Mortgage, 8.000%, 12/01/19                              No Opt. Call            Aaa      7,724,880
      1,000,000     Los Angeles Convention and Exhibition Center
                         Authority, Certificates of Participation,
                         7.375%, 8/15/18 (Pre-refunded to 8/15/99)                   8/99 at 101 1/2            Aaa      1,127,690
      2,300,000     Los Angeles Department of Water and Power,
                         Electric Plant, 6.000%, 2/01/28                                 2/02 at 102             Aa      2,259,543
      3,000,000     Los Angeles Department of Water and Power,
                         Waterworks, 6.000%, 7/15/32                                     7/02 at 102             Aa      2,977,680
      4,000,000     Los Angeles FHA-Insured (Section 8), 6.300%, 1/01/25                 7/02 at 102            Aaa      4,038,880
                    Los Angeles Wastewater System:
      3,250,000          4.700%, 11/01/17                                               11/03 at 102            Aaa      2,707,608
     11,000,000          4.700%, 11/01/19                                               11/03 at 102            Aaa      9,089,520
      4,000,000          7.100%, 2/01/21 (Pre-refunded to 2/01/99)                       2/99 at 102            Aaa      4,436,200
      3,750,000          6.700%, 12/01/21 (Pre-refunded to 12/01/00)                    12/00 at 102            Aaa      4,221,038
      4,000,000     Los Angeles County Metropolitan Transportation
                         Authority, 5.000%, 7/01/21                                      7/03 at 100            Aaa      3,463,640
      5,000,000     Los Angeles County Metropolitan Transit Authority,
                         Sales Tax, 4.750%, 7/01/13                                      7/03 at 102            Aaa      4,315,950
      4,000,000     Norco Redevelopment Agency, Tax Allocation,
                         6.250%, 3/01/19                                                 3/02 at 102            Aaa      4,067,720
      5,135,000     Palmdale Community Redevelopment Agency,
                         8.000%, 3/01/16                                                No Opt. Call            Aaa      6,596,626
      3,500,000     Riverside Redevelopment Agency, Tax Allocation,
                         5.625%, 8/01/23                                                 8/02 at 102            Aaa      3,323,040
      6,220,000     Riverside County, Single Family Mortgage (GNMA),
                         Alternative Minimum Tax, 9.000%, 5/01/21                       No Opt. Call            Aaa      9,091,774
                    Sacramento Municipal Utility District:
      2,000,000          5.750%, 8/15/13                                                 8/02 at 100            Aaa      1,986,660
      5,000,000          4.750%, 9/01/21                                                 9/03 at 100            Aaa      4,136,700
      2,135,000     San Buenaventura Certificates of Participation,
                         5.500%, 1/01/17                                                 1/03 at 100            Aaa      1,992,702
      4,000,000     San Francisco Airports Commission, Alternative
                         Minimum Tax, 6.200%, 5/01/20                                    5/03 at 102            Aaa      4,028,440
      4,375,000     San Francisco Bay Area Rapid Transit District,
                         5.500%, 7/01/15                                                 7/05 at 101            Aaa      4,156,906
      9,500,000     San Jose Redevelopment Agency, Tax Allocation,
                         4.750%, 8/01/24                                                 2/04 at 102            Aaa      7,789,050
PRINCIPAL                                                                                  OPT. CALL                        MARKET
AMOUNT              DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
   $  1,485,000     San Jose Single Family, 9.500%, 10/01/13                            No Opt. Call            Aaa   $  2,177,723
      3,400,000     Santa Maria Certificates of Participation, 5.500%, 8/01/21           8/02 at 102            Aaa      3,169,242
      5,440,000     Santa Monica Wastewater (Hyperion Project),
                         4.500%, 1/01/15                                                 1/04 at 102            Aaa      4,486,150
      2,000,000     Suisun City Redevelopment Agency, Tax Allocation,
                         5.500%, 10/01/23                                               10/03 at 102            Aaa      1,849,620
      2,670,000     University of California, 4.750%, 9/01/21                            9/03 at 102            Aaa      2,208,998
      3,425,000     Woodland Wastewater System, Certificates of
                         Participation, 5.500%, 3/01/18                                  3/03 at 100            Aaa      3,191,073
   $132,310,000     Total Investments - (cost $124,810,996) - 95.4%                                                    130,991,459
   ============
                    TEMPORARY INVESTMENTS IN SHORT-TERM
                    MUNICIPAL SECURITIES - 3.5%
   $    200,000     California Health Facilities Financing Authority
                         (St. Joseph Health System), Series A, Variable Rate
                         Demand Bonds, 3.300%, 7/01/13t                                                      VMIG-1        200,000
      3,400,000     California Health Facilities Financing Authority
                         (St. Joseph Health System), Series B, Variable Rate
                         Demand Bonds, 3.200%, 7/01/13t                                                      VMIG-1      3,400,000
      1,200,000     California Health Facilities Financing Authority
                         (St. Francis Memorial Hospital), Series 1993B,
                         Variable Rate Demand Bonds, 3.350%, 11/01/19t                                          P-1      1,200,000
   $  4,800,000     Total Temporary Investments - 3.5%                                                                   4,800,000
                    Other Assets Less Liabilities - 1.1%                                                                 1,532,024
                    Net Assets - 100%                                                                                 $137,323,483
                                                                                                                      ============

                                                                                      NUMBER                 MARKET         MARKET
                                 STANDARD & POOR'S                       MOODY'S   OF ISSUES                  VALUE        PERCENT
  SUMMARY OF                                   AAA                           Aaa          29           $117,943,740            90%
  RATINGS**                           AA+, AA, AA-             Aa1, Aa, Aa2, Aa3           2              5,237,223             4
  PORTFOLIO OF                                  A+                            A1           2              7,810,496             6
  INVESTMENTS
  (EXCLUDING
  TEMPORARY
  INVESTMENTS):
  TOTAL                                                                                   33           $130,991,459           100%

All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to ensure the timely payment of principal and interest.
* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.
t The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security.
The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS

NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. (NCL)
PRINCIPAL                                                                                  OPT. CALL                        MARKET
AMOUNT              DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
   $  3,250,000     California Educational Facilities Authority
                         (Pepperdine University), Pooled College and
                         University, 5.500%, 6/01/19                                     6/03 at 102            Aaa   $  3,037,548
      5,500,000     California General Obligation, 5.750%, 11/01/17                     11/02 at 102            Aaa      5,280,055
      4,600,000     California Health Facilities Financing Authority
                         (Children's Hospital of San Diego), 5.750%, 7/01/23             7/03 at 102            Aaa      4,397,002
                    California Public Works Board, Department of
                         Corrections (State Prisons):
      5,000,000          7.000%, 9/01/09 (Pre-refunded to 9/01/00)                       9/00 at 102            Aaa      5,667,900
      3,000,000          5.000%, 12/01/19                                               No Opt. Call            Aaa      2,650,290
      7,985,000     Alameda County (Santa Rita Jail Project), Certificates
                         of Participation, 5.700%, 12/01/14                             12/03 at 102            Aaa      7,748,245
      5,200,000     Azusa Public Financing Authority, Water System,
                         5.500%, 7/01/20                                                 7/03 at 102            Aaa      4,828,096
      2,200,000     Bakersfield (Adventist Health System/West),
                         5.500%, 3/01/19                                                 3/03 at 102            Aaa      2,046,682
      2,000,000     Barstow Wastewater Reclamation, Certificates of
                         Participation, 5.250%, 10/01/18                                10/04 at 102            Aaa      1,804,520
      5,565,000     Burbank Redevelopment Agency, Tax Allocation,
                         5.500%, 12/01/23                                               12/03 at 102            Aaa      5,173,669
      3,530,000     Castaic Lake Water Agency, Certificates of Participation,
                         8.000%, 8/01/04                                                No Opt. Call            Aaa      4,286,973
      3,000,000     Central Unified School District, General Obligation,
                         5.625%, 3/01/18                                                 3/03 at 102            Aaa      2,840,850
      4,000,000     Compton Community Redevelopment Agency, Tax
                         Allocation, 6.500%, 8/01/13                                     8/05 at 102            Aaa      4,199,560
      6,000,000     Contra Costa Water Authority, 5.750%, 10/01/20                      10/02 at 102            Aaa      5,813,940
     10,950,000     Galt Community Facility District, 7.700%, 9/01/19
                         (Pre-refunded to 9/01/98)                                       9/98 at 102            AAA     12,173,553

      1,000,000     Industry General Obligation, 5.500%, 7/01/15                     7/03 at 101 1/2            Aaa        941,270
      1,000,000     Kern High School District, General Obligation,
                         5.600%, 8/01/15                                                 8/03 at 102            Aaa        950,470
      2,000,000     Los Angeles Convention and Exhibition Center Authority,
                         5.375%, 8/15/18                                                 8/03 at 102            Aaa      1,842,880
      5,720,000     Los Angeles Wastewater System, 5.800%, 6/01/21                       6/03 at 102            Aaa      5,548,457
      2,550,000     Los Angeles County (Correctional Facilities), Certificates
                         of Participation, 6.000%, 9/01/15                               9/00 at 102            Aaa      2,532,380
      5,400,000     Los Angeles County Metropolitan Transportation
                         Authority, 5.000%, 7/01/21                                      7/03 at 100            Aaa      4,675,914
      6,745,000     Marysville (Fremont-Reideout Health System),
                         5.650%, 1/01/19                                                 1/04 at 102            Aaa      6,345,291
     13,000,000     Metropolitan Water District, 5.750%, 7/01/21                         7/05 at 102            Aaa     12,657,840
                    Northern California Power Agency, Hydroelectric
                         Project No. 1:
      4,000,000          5.000%, 7/01/16                                                 7/03 at 102            Aaa      3,795,440
      2,250,000          5.500%, 7/01/23                                                 7/02 at 100            Aaa      2,104,223
      2,200,000     Northern California Transmission Agency,
                         5.500%, 5/01/14                                                 5/03 at 102            Aaa      2,093,850
                    Orange County (John Wayne Airport), Alternative
                         Minimum Tax:
      4,900,000          6.625%, 7/01/18                                                 7/97 at 100             A1      4,718,357
      3,575,000          5.500%, 7/01/18                                                 7/03 at 102            Aaa      3,263,010
      2,500,000     Oxnard Financing Authority, Wastewater System,
                         5.500%, 6/01/14                                                 6/03 at 100            Aaa      2,379,050
PRINCIPAL                                                                                  OPT. CALL                        MARKET
AMOUNT              DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
   $  9,000,000     Redlands Certificates of Participation, 5.800%, 9/01/17              9/03 at 102            Aaa   $  8,738,910
                    Redlands Unified School District, General Obligation:
      4,280,000          5.500%, 7/01/14                                                 7/03 at 101            Aaa      4,035,484
      4,430,000          5.500%, 7/01/18                                                 7/03 at 101            Aaa      4,140,500
      4,320,000     Riverside County Single Family Mortgage (GNMA),
                         Alternative Minimum Tax, 8.625%, 5/01/16                       No Opt. Call            AAA      5,861,851
      5,500,000     Sacramento Municipal Utility District, 5.750%, 5/15/22               5/03 at 102            Aaa      5,324,605
      6,290,000     San Francisco General Obligation, 5.500%, 6/15/11                    6/01 at 102            Aaa      6,146,777
      1,000,000     San Francisco Airports Commission, Alternative
                         Minimum Tax, 6.200%, 5/01/20                                    5/03 at 102            Aaa      1,007,110
      9,000,000     San Francisco Airports Commission, 6.100%, 5/01/20                   5/04 at 101            Aaa      9,116,460
                    San Francisco City and County Sewer System:
      2,900,000          5.500%, 10/01/15                                               10/02 at 102            Aaa      2,754,565
      2,500,000          6.500%, 10/01/21 (Pre-refunded to 10/01/99)                    10/99 at 102            Aaa      2,758,750
      2,000,000          5.375%, 10/01/22                                               10/02 at 102            Aaa      1,843,580
      3,750,000     San Jose Airport Alternative Minimum Tax,
                         5.700%, 3/01/18                                                 3/03 at 102            Aaa      3,532,763
      7,400,000     Santa Cruz County Housing Authority GNMA
                         Collateralized (Meadowview Apartments),
                         6.125%, 5/20/28                                                 5/03 at 102            Aaa      7,383,572
      1,930,000     Santa Margarita/Dana Point Authority, 7.250%, 8/01/05               No Opt. Call            Aaa      2,249,724
                    South Orange County Public Finance Authority
                         (Foothill Area):
      4,000,000          8.000%, 8/15/08                                                No Opt. Call            Aaa      4,977,080
      3,680,000          8.000%, 8/15/09                                                No Opt. Call            Aaa      4,576,301
      4,000,000     South San Joaquin Irrigation District, 5.500%, 1/01/15               1/03 at 102            Aaa      3,772,560
      6,500,000     Stockton Wastewater System, Certificates of
                         Participation, 5.750%, 9/01/23                                  9/03 at 101            Aaa      6,213,090
      5,000,000     Stockton Housing, GNMA (O'Connor Woods),
                         5.600%, 3/20/28                                                 3/03 at 102            AAA      4,608,300
      7,500,000     Suisun City Redevelopment Agency, Tax Allocation,
                         5.900%, 10/01/23                                               10/03 at 102            Aaa      7,318,725
      1,840,000     Torrance (Little Company of Mary Hospital),
                         7.100%, 12/01/15 (Pre-refunded to 12/01/05)                    12/05 at 100            AAA      2,095,998
      1,500,000     Tulare Sewer System, 5.700%, 11/15/18                               11/03 at 102            Aaa      1,438,425
     11,750,000     Turlock Irrigation District, 5.750%, 1/01/18                         7/02 at 100            Aaa     11,446,380
      4,900,000     University of California Housing System,
                         5.500%, 11/01/18                                               11/03 at 102            Aaa      4,606,636
      6,350,000     University of California, 5.000%, 9/01/12                            9/03 at 102            Aaa      5,773,546
      5,000,000     Washington Township Hospital District, 5.250%, 7/01/23               7/03 at 102            Aaa      4,445,850
   $254,940,000     Total Investments - (cost $255,349,483) - 97.4%                                                    251,964,857
   ============
                    TEMPORARY INVESTMENTS IN SHORT-TERM
                    MUNICIPAL SECURITIES - 1.2%
   $  3,000,000     California Health Facilities Financing Authority
                         (St. Joseph Health System) Series 1991B, Variable
                         Rate Demand Bonds, 3.200%, 7/01/09t                                                 VMIG-1      3,000,000
                    Other Assets Less Liabilities - 1.4%                                                                 3,662,915
                    Net Assets - 100%                                                                                 $258,627,772
                                                                                                                      ============

                                                                                      NUMBER                 MARKET         MARKET
                                 STANDARD & POOR'S                       MOODY'S   OF ISSUES                  VALUE        PERCENT
  SUMMARY OF                                   AAA                           Aaa          54           $247,246,500            98%
  RATINGS**                                     A+                            A1           1              4,718,357             2
  PORTFOLIO OF
  INVESTMENTS
  (EXCLUDING
  TEMPORARY
  INVESTMENTS):
  TOTAL                                                                                   55           $251,964,857           100%

All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to ensure the timely payment of principal and interest.
* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.
t The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security.
The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND (NCU)
PRINCIPAL                                                                                  OPT. CALL                        MARKET
AMOUNT              DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
   $  3,500,000     California Educational Facilities Authority,
                         6.750%, 10/01/15                                               10/99 at 102             Aa   $  3,727,185
                    California General Obligation:
      2,000,000          6.250%, 9/01/12                                                No Opt. Call             A1      2,094,240
      2,000,000          5.150%, 10/01/19                                               10/03 at 102             A1      1,734,520
      1,750,000     California Health Facilities Authority (Kaiser Permanente),
                         5.450%, 10/01/13                                               10/01 at 101            Aa2      1,611,943
      3,500,000     California Health Facilities Financing Authority (Downey
                         Community Hospital), 5.750%, 5/15/15                            5/03 at 102             A-      3,287,795
      1,000,000     California Housing Finance Agency, Alternative Minimum
                         Tax, 6.550%, 8/01/26                                            8/04 at 102             Aa      1,024,200
      2,455,000     California Housing Finance Agency, 5.650%, 8/01/14 (DD)              2/04 at 102             Aa      2,308,265
      2,000,000     California Pollution Control Finance Authority (Pacific
                         Gas and Electric), Alternative Minimum Tax,
                         5.875%, 6/01/23                                                 6/03 at 102             A2      1,879,020
      2,000,000     California Pollution Control Finance Authority (San Diego
                         Gas and Electric Company), Alternative Minimum Tax,
                         5.850%, 6/01/21                                                 6/03 at 102             A1      1,888,260
      1,000,000     California Pollution Control Finance Authority (Pacific
                         Gas and Electric Company), 5.850%, 12/01/23                    12/03 at 102             A2        947,130
      3,200,000     California State Public Works Board (California State
                         University), 6.375%, 10/01/14                                  10/04 at 102              A      3,223,776
      4,000,000     California Statewide Communities Development
                         Authority (Cedars-Sinai Medical Center),
                         6.500%, 8/01/15                                                 8/02 at 102             A1      4,040,080
      1,500,000     ABAG Finance Authority for Nonprofit Corporations
                         (Stanford University Hospital), Certificates of
                         Participation, 5.250%, 11/01/20                                11/03 at 102            AA-      1,342,215
      2,090,000     Anaheim Public Finance Authority (San Juan Unit 4
                         Project), 5.750%, 10/01/22                                      4/03 at 102            Aaa      2,023,057
                    Carson Redevelopment Agency Tax Allocation:
      1,760,000          5.625%, 10/01/08                                               10/03 at 102           Baa1      1,659,557
      2,000,000          5.875%, 10/01/09                                               10/03 at 102            Baa      1,980,060
      1,000,000     Eastern Municipal Water District, Certificates of
                         Participation, 6.300%, 7/01/20                                  7/01 at 101            Aaa      1,017,800
      1,175,000     Elsinore Valley Municipal Water District, 5.750%, 7/01/19            7/02 at 102            Aaa      1,133,570
      2,000,000     Garden Grove Agency for Community Development,
                         Tax Allocation, 5.875%, 10/01/23                               10/03 at 102              A      1,851,540
      3,000,000     Imperial Irrigation District, Certificates of Participation,
                         6.000%, 11/01/15                                               11/04 at 102            Aaa      3,016,680
      2,000,000     Loma Linda (Loma Linda University Medical Center),
                         6.000%, 12/01/06                                               12/03 at 102            BBB      2,022,660
      2,160,000     Los Angeles Community Redevelopment Agency,
                         Multi-Family Housing, Alternative Minimum Tax,
                         5.750%, 12/01/13                                                6/03 at 102              A      2,001,089
      3,000,000     Los Angeles Convention and Exhibition Center Authority,
                         5.375%, 8/15/18                                                 8/03 at 102            Aaa      2,764,320
      2,000,000     Los Angeles Department of Water and Power, Electric
                         Plant, 5.375%, 9/01/23                                          9/03 at 102            Aaa      1,823,900
PRINCIPAL                                                                                  OPT. CALL                        MARKET
AMOUNT              DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
   $  1,000,000     Los Angeles Wastewater System, 5.200%, 11/01/21                     11/03 at 102            Aaa   $    891,350
      2,000,000     Los Angeles County Transportation Commission,
                         Sales Tax Revenue, 5.625%, 7/01/18                              7/03 at 102            Aaa      1,907,220
      2,000,000     Metropolitan Water District of Southern California,
                         5.500%, 7/01/19                                                 7/02 at 102             Aa      1,866,680
      5,500,000     Moulton Niguel Water District, Certificates of Participation,
                         5.300%, 9/01/23                                                 9/03 at 102            Aaa      4,960,285
      3,560,000     Northern California Power Agency, 10.000%, 7/01/03                  No Opt. Call            Aaa      4,720,667
        500,000     Northern California Power Agency, Hydroelectric
                         Project No. 1, 5.500%, 7/01/23                                  7/02 at 100            Aaa        467,605
      3,150,000     Northern California Transmission Agency, 5.250%, 5/01/20             5/03 at 102            Aaa      2,851,317
      2,000,000     Orange County Water District, Certificates of Participation,
                         5.000%, 8/15/18                                                 8/03 at 100             Aa      1,661,260
      3,250,000     Oxnard Financing Authority, Wastewater System,
                         5.250%, 6/01/20                                                 6/03 at 100            Aaa      2,925,878
      1,355,000     Palomar Pomerado Health System, 5.000%, 11/01/13                    11/03 at 102            Aaa      1,217,278
      1,500,000     Pasadena Electric Works, 7.000%, 8/01/09                             8/00 at 102             Aa      1,655,550
      1,600,000     Rancho Cucamonga Redevelopment Agency,
                         5.500%, 9/01/23                                                 3/04 at 102            Aaa      1,488,048
      1,000,000     Riverside Water System, 9.000%, 10/01/01                            No Opt. Call             Aa      1,228,720
      2,100,000     Sacramento City Finance Authority, 5.400%, 11/01/20                 No Opt. Call             Aa      1,911,924
                    Sacramento Municipal Utility District:
      1,095,000          5.700%, 5/15/12                                                 5/03 at 102              A      1,074,096
      1,370,000          5.250%, 11/15/20                                               11/03 at 102            Aaa      1,232,288
        900,000     San Diego Industrial Development (San Diego Gas and
                         Electric Company), 7.625%, 7/01/21                              7/96 at 102            Aa3        936,306
      2,750,000     San Francisco Airports Commission, Alternative
                         Minimum Tax, 6.500%, 5/01/24                                    5/04 at 102            Aaa      2,815,533
      3,100,000     San Francisco City and County Sewer System,
                         5.375%, 10/01/16                                               10/02 at 102            Aaa      2,890,781
      3,500,000     San Joaquin County, Certificates of Participation,
                         4.750%, 11/15/19                                               11/03 at 102            Aaa      2,913,680
      1,005,000     Santa Monica Wastewater Enterprise, 12.000%, 1/01/04                No Opt. Call            Aaa      1,485,621
      1,150,000     Santa Monica-Malibu Unified School District,
                         General Obligation, 5.500%, 8/01/18                             8/03 at 102             Aa      1,072,053
                    Southern California Public Power Authority:
      1,975,000          5.500%, 7/01/20                                                 7/02 at 100             Aa      1,821,858
      1,250,000          5.250%, 7/01/20                                                 7/03 at 102            Aaa      1,125,174
      3,000,000     Torrance (Little Company of Mary Hospital),
                         7.100%, 12/01/15 (Pre-refunded to 12/01/05)                    12/05 at 100            AAA      3,417,390
      1,500,000     University of California Certificates of Participation,
                         (UCLA Center Chiller Cogeneration), 5.600%, 11/01/20           11/03 at 102             Aa      1,377,000
                    University of California Research Facilities:
      2,000,000          5.750%, 9/01/18                                                 9/01 at 102             A-      1,835,580
      2,000,000          5.800%, 9/01/23                                                 9/01 at 102             A-      1,830,100
      2,225,000     University of California Housing System, 5.500%, 11/01/18           11/03 at 102            Aaa      2,091,788
      2,000,000     Walnut Creek Certificates of Participation, (John Muir
                         Medical Center), 5.000%, 2/15/16                                2/04 at 102            Aaa      1,763,920
      2,000,000     Washington Township Hospital District, 5.250%, 7/01/23               7/03 at 102              A      1,689,020
   $115,425,000     Total Investments - (cost $114,486,918) - 97.6%                                                    111,528,832
   ============

PRINCIPAL                                                                                  OPT. CALL                        MARKET
AMOUNT              DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
                    TEMPORARY INVESTMENTS IN SHORT-TERM
                    MUNICIPAL SECURITIES - 1.7%
   $    800,000     California Health Facilities Financing Authority (St. Francis
                         Memorial Hospital), Series 1993B, Variable Rate
                         Demand Bonds, 3.350%, 11/01/19t                                                        P-1   $    800,000
        700,000     California Pollution Control Finance Authority (Shell Oil
                         Company), Variable Rate Demand Bonds,
                         3.300%, 10/01/11t                                                                   VMIG-1        700,000
        500,000     Santa Ana Health Facilities Authority (Town and Country),
                         Variable Rate Demand Bonds, 3.250%, 10/01/20t                                          A-1        500,000
   $  2,000,000     Total Temporary Investments - 1.7%                                                                   2,000,000
                    Other Assets Less Liabilities - 0.7%                                                                   774,973
                    Net Assets - 100%                                                                                 $114,303,805
                                                                                                                      ============

                                                                                      NUMBER                 MARKET         MARKET
                                 STANDARD & POOR'S                       MOODY'S   OF ISSUES                  VALUE        PERCENT
  SUMMARY OF                                   AAA                           Aaa          24           $ 52,945,150            47%
  RATINGS**                           AA+, AA, AA-             Aa1, Aa, Aa2, Aa3          14             23,545,159            21
  PORTFOLIO OF                                  A+                            A1           4              9,757,100             9
  INVESTMENTS                                A, A-                     A, A2, A3          10             19,619,146            18
  (EXCLUDING                       BBB+, BBB, BBB-         Baa1, Baa, Baa2, Baa3           3              5,662,277             5
  TEMPORARY
  INVESTMENTS):
  TOTAL                                                                                   55           $111,528,832           100%

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.
(DD) Portion of security purchased on a delayed delivery basis.
t The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security.
The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


See accompanying notes to financial statements.

STATEMENT OF NET ASSETS

                                                                          NPC            NCL            NCU
ASSETS
Investments in municipal securities, at market value (note 1)        $130,991,459   $251,964,857   $111,528,832
Temporary investments in short-term municipal securities,
   at amortized cost (note 1)                                           4,800,000      3,000,000      2,000,000
Cash                                                                       67,087      1,130,357        274,403
Receivables:
   Interest                                                             2,051,565      4,282,992      1,984,749
   Investments sold                                                       --           1,141,109        --
Other assets                                                               24,441         17,063        --
                                                                      -----------    -----------    -----------
     Total assets                                                     137,934,552    261,536,378    115,787,984
                                                                      -----------    -----------    -----------
Liabilities
Payable for investments purchased                                         --           1,821,010        938,608
Accrued expenses:
   Management fees (note 6)                                                74,396        138,787         62,032
   Other                                                                  109,727        133,863        116,086
Preferred share dividends payable                                           7,396         35,128         14,690
Common share dividends payable                                            419,550        779,818        352,763
                                                                      -----------    -----------    -----------
     Total liabilities                                                    611,069      2,908,606      1,484,179
                                                                      -----------    -----------    -----------
Net assets (note 7)                                                  $137,323,483   $258,627,772   $114,303,805
                                                                     ============   ============   ============
Preferred shares, at liquidation value                               $ 45,000,000   $ 95,000,000   $ 43,000,000
                                                                     ============   ============   ============
Preferred shares outstanding                                                1,800          3,800          1,720
                                                                     ============   ============   ============
Common shares outstanding                                               6,405,350     12,577,707      5,735,977
                                                                     ============   ============   ============
Net asset value per Common share outstanding (net assets less
   Preferred shares at liquidation value, divided by Common
   shares outstanding)                                               $      14.41   $      13.01   $      12.43
                                                                     ============   ============   ============
See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
Year ended August 31, 1995
                                                                          NPC            NCL            NCU
Investment Income
Tax-exempt interest income (note 1)                                   $ 7,913,635    $14,906,465    $ 6,287,285
                                                                      -----------    -----------    -----------
Expenses:
   Management fees (note 6)                                               856,940      1,611,540        665,628
   Preferred shares--auction fees                                         112,500        237,500        100,048
   Preferred shares--dividend disbursing agent fees                        15,000         30,000         27,205
   Shareholders' servicing agent fees and expenses                         16,823         15,794         13,712
   Custodian's fees and expenses                                           47,217         64,321         44,577
   Directors'/Trustees' fees and expenses (note 6)                          1,843          1,959          2,404
   Professional fees                                                       19,927         20,678         56,496
   Shareholders' reports--printing and mailing expenses                    29,501         53,337        108,086
   Stock exchange listing fees                                             17,961         25,394         14,327
   Investor relations expense                                              14,077         17,985         12,209
   Portfolio insurance expense                                             19,439          6,136        --
   Other expenses                                                          21,790         28,502         34,349
                                                                      -----------    -----------    -----------
     Total expenses                                                     1,173,018      2,113,146      1,079,041
                                                                      -----------    -----------    -----------
       Net investment income                                            6,740,617     12,793,319      5,208,244
                                                                      -----------    -----------    -----------
Realized and Unrealized Gain (Loss)
from Investments
Net realized gain (loss) from investment transactions,
   net of taxes, if applicable (notes 1 and 3)                           (269,095)    (3,934,343)    (2,548,807)
Net change in unrealized appreciation or depreciation
   of investments                                                       4,914,208      7,676,617      9,505,079
                                                                      -----------    -----------    -----------
       Net gain from investments                                        4,645,113      3,742,274      6,956,272
                                                                      -----------    -----------    -----------
Net increase in net assets from operations                            $11,385,730    $16,535,593    $12,164,516
                                                                     ============   ============   ============
See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                           NPC                          NCL
                                                                       Year ended     Year ended    Year ended   Year ended
                                                                         8/31/95        8/31/94       8/31/95      8/31/94
Operations
Net investment income                                                 $  6,740,617   $  6,816,739  $ 12,793,319 $ 12,814,174
Net realized gain (loss) from investment transactions,
   net of taxes, if applicable                                            (269,095)    (2,336,303)   (3,934,343)   (3,896,131)
Net change in unrealized appreciation or depreciation
   of investments                                                        4,914,208     (7,955,729)    7,676,617  (19,281,476)
                                                                      ------------   ------------  ------------ ------------
   Net increase (decrease) in net assets from operations                11,385,730     (3,475,293)   16,535,593  (10,363,433)
                                                                      ------------   ------------  ------------ ------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
     Common shareholders                                                (5,302,260)    (5,416,885)   (9,896,794)  (10,264,081)
     Preferred shareholders                                             (1,644,081)    (1,280,025)   (3,358,809)   (2,155,064)
In excess of accumulated net realized gains from
   investment transactions:
     Common shareholders                                                   --             --            --           --
     Preferred shareholders                                                --             --            --           --
                                                                      ------------   ------------  ------------ ------------
   Decrease in net assets from distributions to shareholders            (6,946,341)    (6,696,910)  (13,255,603)  (12,419,145)
                                                                      ------------   ------------  ------------ ------------
Capital Share Transactions (note 2)
Net proceeds from shares issued in acquisition of NCV,
   as applicable (note 1)                                                  --             --            --           --
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions from net investment income
   and from net realized gains from investment transactions                 78,498        166,287       103,296       78,755
Preferred shares, net proceeds from sale of shares                         --             --            --           --
                                                                      ------------   ------------  ------------ ------------
   Net increase in net assets derived from capital share transactions       78,498        166,287       103,296       78,755
                                                                      ------------   ------------  ------------ ------------
     Net increase (decrease) in net assets                               4,517,887    (10,005,916)    3,383,286  (22,703,823)
Net assets at beginning of year                                        132,805,596    142,811,512   255,244,486  277,948,309
                                                                      ------------   ------------  ------------ ------------
Net assets at end of year                                             $137,323,483   $132,805,596  $258,627,772 $255,244,486
                                                                      ============   ============  ============ ============
Balance of undistributed net investment income at end of year         $    121,512   $    327,236  $    331,076 $    793,360
                                                                      ============   ============  ============ ============
See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  NCU
                                                                       Year ended    Year ended
                                                                         8/31/95       8/31/94
Operations
Net investment income                                                 $  5,208,244   $ 3,459,879
Net realized gain (loss) from investment transactions,
   net of taxes, if applicable                                          (2,548,807)   (1,794,556)
Net change in unrealized appreciation or depreciation
   of investments                                                        9,505,079    (6,342,505)
                                                                      ------------   -----------
   Net increase (decrease) in net assets from operations                12,164,516    (4,677,182)
                                                                      ------------   -----------
Distributions to Shareholders (note 1)
From undistributed net investment income:
     Common shareholders                                                (3,968,924)   (2,899,201)
     Preferred shareholders                                             (1,443,761)     (598,618)
In excess of accumulated net realized gains from
   investment transactions:
     Common shareholders                                                   --            (82,885)
     Preferred shareholders                                                --            (14,774)
                                                                      ------------   -----------
   Decrease in net assets from distributions to shareholders            (5,412,685)   (3,595,478)
                                                                      ------------   -----------
Capital Share Transactions (note 2)
Net proceeds from shares issued in acquisition of NCV,
   as applicable (note 1)                                               37,803,999       --
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions from net investment income
   and from net realized gains from investment transactions                 37,810        79,976
Preferred shares, net proceeds from sale of shares                         --         26,416,000
                                                                      ------------   -----------
   Net increase in net assets derived from capital share transactions   37,841,809    26,495,976
                                                                      ------------   -----------
     Net increase (decrease) in net assets                              44,593,640    18,223,316
Net assets at beginning of year                                         69,710,165    51,486,849
                                                                      ------------   -----------
Net assets at end of year                                             $114,303,805   $69,710,165
                                                                      ============   ===========
Balance of undistributed net investment income at end of year         $    166,535   $   245,598
                                                                      ============   ===========
See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
     1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

     At August 31, 1995, the California Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC), Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL), and Nuveen California Premium Income Municipal Fund (NCU). NPC and NCL are traded on the New York Stock Exchange while NCU is traded on the American Stock Exchange.
     The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.
     On November 7, 1994, NCU acquired all of the net assets of Nuveen California Premium Income Municipal Fund 2 (NCV) pursuant to a plan of reorganization approved by the shareholders of the Funds on October 21, 1994. The acquisition was accomplished by a tax-free exchange of 2,175,061 shares of NCU for the 2,233,987 shares of NCV outstanding on November 7, 1994. NCV's net assets at that date of $37,803,999 included $7,676,463 of unrealized depreciation and $16,000,000 of preferred shares at liquidation value which was combined with that of NCU. The combined net assets of NCU immediately after the acquisition was $100,464,481.
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
Portfolio securities for which market quotations are readily available are valued at the mean between the quoted bid and asked prices or the yield equivalent. Portfolio securities for which market quotations are not readily available are valued at fair value by consistent application of methods determined in good faith by the Board of Directors/Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are traded and valued at amortized cost.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their purchase commitments. At August 31, 1995, NCU had outstanding purchase commitments that amounted to $938,608. There were no such purchase commitments in either NPC or NCL.

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing all of their net investment income, in addition to any significant amounts of net realized gains from investments, to shareholders. The Funds currently consider significant net realized gains as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All income dividends paid during the fiscal year ended August 31, 1995, have been designated Exempt Interest Dividends.

Dividends and Distributions to Shareholders
Net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized gains from securities transactions are distributed to shareholders not less frequently than annually only to the extent they exceed available capital loss carryovers.

Distributions to shareholders of net investment income and net realized gains are recorded on the ex-dividend date. The amount and timing of such distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may result and will be classified as either distributions in excess of net investment income or distributions in excess of accumulated net realized gains, if applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set by the Auction Agent. The number of shares outstanding, by Series and in total, at August 31, 1995, for each Fund is as follows:

                                                                          NPC            NCL            NCU
   Number of shares:
     Series M                                                             --             --            1,720
     Series T                                                            1,800          1,900           --
     Series Th                                                            --            1,900           --
                                                                         -----          -----          -----
       Total                                                             1,800          3,800          1,720
                                                                         =====          =====          =====

Insurance
NPC and NCL invest in municipal securities which are covered by insurance guaranteeing the timely payment of principal and interest thereon or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the Insurance. Portfolio Insurance is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Funds' shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Derivative Financial Instruments
In October 1994, the Financial Accounting Standards Board (FASB) issued Statement of Instruments Financial Accounting Standards No. 119 Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments which prescribes disclosure requirements for transactions in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended August 31, 1995, other than occasional purchases of high quality synthetic money market securities which were held temporarily pending the re-investment in long-term portfolio securities.

2. FUND SHARES
Transactions in Common and Preferred shares were as follows:
                                                                                 NPC                           NCL
                                                                      Year ended     Year ended     Year ended     Year ended
                                                                        8/31/95        8/31/94        8/31/95        8/31/94
Common shares:
Shares issued in acquisition of NCV, as applicable (note 1)               --             --             --             --
Shares issued to shareholders due to reinvestment of
   distributions from net investment income and from
   net realized gains from investment transactions                       6,408         11,512          9,285         13,598
                                                                         -----         ------          -----         ------
Net increase                                                             6,408         11,512          9,285         13,598
                                                                         =====         ======          =====         ======
Preferred shares sold                                                     --             --             --             --
                                                                         =====         ======          =====         ======
Preferred shares acquired from NCV, as applicable (note 1)                --             --             --             --
                                                                         =====         ======          =====         ======
                                                                                 NCU
                                                                      Year ended     Year ended
                                                                        8/31/95        8/31/94
Common shares:
Shares issued in acquisition of NCV, as applicable (note 1)            2,175,061         --
Shares issued to shareholders due to reinvestment of
   distributions from net investment income and from
   net realized gains from investment transactions                         3,601          197
                                                                       ---------        -----
Net increase                                                           2,178,662          197
                                                                       =========        =====
Preferred shares sold                                                     --            1,080
                                                                       =========        =====
Preferred shares acquired from NCV, as applicable (note 1)                   640         --
                                                                       =========        =====

3. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments during the fiscal year ended
August 31, 1995, were as follows:
                                                                          NPC            NCL            NCU
PURCHASES
Investments in municipal securities                                   $30,696,460    $56,552,586    $25,456,356
Investments in municipal securities in acquisition of
   NCV, as applicable (note 1)                                            --             --          44,829,011
Temporary municipal investments                                        31,900,000     67,095,000     21,100,000
SALES AND MATURITIES
Investments in municipal securities                                    34,287,014     58,398,055     25,954,670
Temporary municipal investments                                        27,800,000     64,895,000     19,900,000
                                                                      ===========    ===========    ===========

At August 31, 1995, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At August 31, 1995, the following Funds had unused capital loss carryovers available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryovers will expire as follows:
                                                                          NPC            NCL            NCU
   Expiration year:
     2001                                                             $   10,001     $   --         $   --
     2002                                                                 --             --          1,175,783*
     2003                                                              2,373,250      3,896,131      1,893,938
                                                                      ----------     ----------     ----------
   Total                                                              $2,383,251     $3,896,131     $3,069,721
                                                                      ==========     ==========     ==========

* Due to the acquisition of NCV by NCU (note 1), NCV had net realized losses from investment transactions of $1,175,783 which were carried forward by NCU, as permitted under applicable tax regulations.

4. DISTRIBUTIONS TO COMMON SHAREHOLDERS
On September 1, 1995, the Funds declared Common share dividend distributions from their ordinary income which were paid October 2, 1995, to shareholders of record on September 15, 1995, as follows:
                                                                          NPC            NCL            NCU
   Dividend per share                                                   $.0655         $.0620         $.0615
                                                                        ======         ======         ======
5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 1995, were as follows:
                                                                          NPC            NCL            NCU
Gross unrealized:
   Appreciation                                                       $6,947,044     $1,935,623     $1,445,109
   Depreciation                                                         (766,581)    (5,320,249)    (4,403,195)
                                                                      -----------   ------------   ------------
Net unrealized appreciation (depreciation)                            $6,180,463    $(3,384,626)   $(2,958,086)
                                                                      ==========    ============   ============

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp.
(the "Adviser"), each Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund:
Average daily net asset value                                       Management fee
For the first $125,000,000                                              .65 of 1%
For the next $125,000,000                                             .6375 of 1
For the next $250,000,000                                              .625 of 1
For the next $500,000,000                                             .6125 of 1
For the next $1,000,000,000                                              .6 of 1
For net assets over $2,000,000,000                                    .5875 of 1

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At August 31, 1995, net assets consisted of:
                                                                          NPC            NCL            NCU
Preferred shares, $25,000 stated value per share, at
   liquidation value                                                 $ 45,000,000   $ 95,000,000   $ 43,000,000
Common shares, $.01 par value per share                                    64,054        125,777         57,360
Paid-in surplus                                                        88,572,854    174,386,019     79,656,267
Balance of undistributed net investment income                            121,512        331,076        166,535
Accumulated net realized gain (loss) from investment transactions      (2,615,400)    (7,830,474)    (5,618,271)
Net unrealized appreciation or depreciation of investments              6,180,463     (3,384,626)    (2,958,086)
                                                                      -----------    -----------    -----------
   Net assets                                                        $137,323,483   $258,627,772   $114,303,805
                                                                     ============   ============   ============
Authorized shares:
   Common                                                             200,000,000    200,000,000      Unlimited
   Preferred                                                            1,000,000      1,000,000      Unlimited
                                                                     ============   ============   ============

8. INVESTMENT COMPOSITION
Each Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At August 31, 1995, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:
                                                                          NPC            NCL            NCU
Revenue Bonds:
   Water / Sewer Facilities                                                21%           21%            14%
   Electric Utilities                                                      6             10             15
   Health Care Facilities                                                  3              7             15
   Lease Rental Facilities                                                 2              9             14
   Educational Facilities                                                  2              5             13
   Transportation                                                          3              9              3
   Housing Facilities                                                      6              5              3
   Pollution Control Facilities                                            6             --              5
   Other                                                                  24             13             11
General Obligation Bonds                                                  --             10              4
Escrowed Bonds                                                            27             11              3
                                                                         -----          -----          -----
                                                                         100%           100%           100%
                                                                         =====          =====          =====

Certain long-term and intermediate-term investments owned by the Funds are covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default (100% for NPC, 100% for NCL, and 48% for NCU). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares, as more fully discussed in note 1.

All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS
FOLLOWS:
                                                                   Dividends from net
                                          Operating performance                                   investment income
                                                    Net
                                           realized and
                Net asset                    unrealized
                    value            Net    gain (loss)
                beginning     investment           from      To Common   To Preferred
                of period         income  investments**   shareholders shareholderstt
NPC
Year ended 8/31,
   1995           $13.720         $1.053      $   .722         $(.828)        $(.257)
   1994            15.310          1.066        (1.609)         (.847)         (.200)
11/19/92 to
   8/31/93         14.050           .640         1.445          (.500)         (.108)
NCL
Year ended 8/31,
   1995            12.750          1.017          .297          (.787)         (.267)
   1994            14.570          1.020        (1.851)         (.817)         (.172)
3/18/93 to
   8/31/93         14.050           .247          .655          (.192)         (.023)
NCU
Year ended 8/31,
   1995            12.010          1.002          .460          (.766)         (.276)
   1994            14.470           .973        (2.259)         (.815)         (.168)
6/18/93 to
   8/31/93         14.050           .080          .438              --             --

        Distributions from capital gains
                                                          Organization                           Per
                                           and offering                        Common
                                              costs and                         share
                                        Preferred share      Net asset         market
                To Common   To Preferred   underwriting      value end     value end
             shareholders shareholderstt      discounts      of period      of period
NPC
Year ended 8/31,
   1995             $  --          $  --         $   --        $14.410        $12.750
   1994                --             --             --         13.720         13.000
11/19/92 to
   8/31/93             --             --         (.217)         15.310         15.500
NCL
Year ended 8/31,
   1995                --             --             --         13.010         11.500
   1994                --             --             --         12.750         11.875
3/18/93 to
   8/31/93             --             --         (.167)         14.570         14.875
NCU
Year ended 8/31,
   1995                --             --             --         12.430         10.750
   1994         (.023)ttt      (.004)ttt         (.164)         12.010         11.125
6/18/93 to
   8/31/93             --             --         (.098)         14.470         14.875
                                                             Ratios/Supplemental data
                                                                                Ratio
                    Total                                                      of net
               investment          Total                      Ratio of     investment
                   return         return     Net assets    expenses to         income      Portfolio
                on market   on net asset end of period     average net    to average        turnover
                   valuet         valuet (in thousands)      assets***  net assets***           rate

NPC
Year ended 8/31,
   1995             4.67%         11.68%       $137,323           .89%          5.10%            24%
   1994           (10.88)         (4.99)        132,806           .85           4.94             29
11/19/92 to
   8/31/93          6.80          12.73         142,812           .88*          4.45*            20
NCL
Year ended 8/31,
   1995             3.55           8.80         258,628           .84           5.11             24
   1994           (15.01)         (7.07)        255,244           .84           4.80             24
3/18/93 to
   8/31/93           .49           5.11         277,948           .86*          3.46*            --
NCU
Year ended 8/31,
   1995             3.65          10.53         114,304          1.05           5.08             26
   1994           (20.07)        (11.51)         69,710           .95           4.79             40
6/18/93 to
   8/31/93          (.83)          2.99          51,487          1.19*          3.33*            --

* Annualized.
** Net of taxes, if applicable (note 1).
*** Ratios do not reflect the effect of dividend payments to Preferred shareholders.
t Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distribution, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.
tt The amounts shown are based on Common share equivalents.
ttt The amounts shown reflect distributions in excess of capital gains.

REPORT OF INDEPENDENT AUDITORS
The Boards of Directors, Trustees and Shareholders
Nuveen Insured California Premium Income Municipal Fund, Inc.
Nuveen Insured California Premium Income Municipal Fund 2, Inc.
Nuveen California Premium Income Municipal Fund

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc. and Nuveen California Premium Income Municipal Fund as of August 31, 1995, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc. and Nuveen California Premium Income Municipal Fund at August 31, 1995, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

Signature: Ernst & Young L.L.P.

Chicago, Illinois
October 13, 1995

Build your wealth automatically

Photographic image of Customer Service Rep at Nuveen.

Managing your portfolio takes skill, experience, and informed judgment, but our efforts to help you build your wealth don't stop there. At Nuveen, we offer a number of convenient ways to build your tax-free portfolio and earn the tax-free income you need to achieve your financial goals.

Nuveen Exchange-traded fund Dividend Reinvestment Plan
Your Nuveen exchange-traded fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check, or can be deposited directly into your bank or brokerage account.
  By choosing to reinvest, you'll be able to set aside money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Income or capital gains taxes may be payable on dividends or distributions that are reinvested. You'll also benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time. All reinvestments are invested in full and fractional shares and are kept in non-certificated form by the Plan Agent, Chase Manhattan Bank.
  To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
  The shares you acquire by reinvesting will either be purchased on the open market or be newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation,the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will be invested within 30 days of the dividend payment date; no interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

  You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.
  You also can reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.
  The Fund reserves the right to amend or terminate the Plan at any time. Although, the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
  For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your investment adviser or call us toll-free at 1.800.257.8787.
Photographic image of Customer Service Rep at Nuveen.

"When it comes to financial planning, your investment adviser knows your situation best. And when we can give you the account information you need, our motto is simple: We're here to help."

Photographic image of Customer Service Rep at Nuveen.

"At Nuveen, we make reinvesting easy. A phone call is all it takes to set up your reinvestment account."

Photographic image of Customer Service Rep at Nuveen.

"When questions come up about your investment, we're happy to provide the up-to-date information you and your adviser need."

Useful information
Nuveen Shareholder Services:
1.800.257.8787

Call Monday through Friday, 9 a.m. to 6 p.m., EST for information on your Nuveen Fund's current account balance, yield, dividend, net asset value, closing price, and general information.

Dividend Reinvestment:
1.800.257.8787

Monday through Friday, 9 a.m. to 6 p.m., EST

Taking Stock Newsletter:
1.800.257.8787

Call Monday through Friday, 9 a.m. to 6 p.m., EST if you're not currently getting our quarterly shareholder newsletter and would like to do so. We will be happy to add your name to our mailing list.

Photographic image of woman seated and man standing behind her representing Nuveen investors.

Many conservative investors are comfortable with Nuveen's emphasis on long term value. That's why they depend on Nuveen for the tax-free income they need to reach their goals.

Your investment partner

Photographic image of John Nuveen, Sr., founder of Nuveen.

For nearly 100 years, Nuveen has earned its reputation as a tax-free income specialist by focusing on municipal bonds.

Since 1898, John Nuveen & Co. Incorporated has worked to bring together the various participants in the municipal bond industry and build strong partnerships that benefit all concerned. Investors, financial advisers, municipal officials, investment bankers--Nuveen believes that forging relationships with these groups based on trust and value is the key to successful investing.
  As the oldest and largest municipal bond specialist in the United States, Nuveen's investment bankers work with issuers to understand and meet their needs in structuring and selling their bond issues.
  Nuveen also works closely with financial advisers around the country, including brokerage firms, banks, insurance companies, and independent financial planners, to bring the benefits of tax-free investing to you. These advisers are experts at identifying your needs and recommending the best solutions for your situation. Together we make a powerful team, helping you create a successful investment plan that meets your needs today and in the future.

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois 60606-1286
ETF6-OCT 95